UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        November 7, 2007

MGT Capital Investments, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26886	13-4148725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Kensington Centre, 66 Hammersmith Road, London, United
Kingdom	W14 8UD
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code       011-44-20-7605-7950

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On November 7, 2007, Medicsight PLC (LSE: MDST.L), a subsidiary of the Company, released the attached Interim Results for the nine months ended September 30, 2007 pursuant to the AIM market requirements of the London Stock Exchange.

Item 9.01.  Financial Statements and Exhibits

The press release is filed as Exhibit 1 to this report on Form 8-K and is incorporated herein by reference.

(d)	Exhibit .

1	Interim Results of Medicsight PLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MGT CAPITAL INVESTMENTS, INC.
	By:	/s/ TIM PATERSON-BROWN
Tim Paterson-Brown
Chairman and Chief Executive Officer

Date: November 7, 2007